Exhibit 99.1

Digital River Reports First Quarter 2014 Financial Results

  First quarter revenue of $97.8 million, exceeded guidance
  First quarter GAAP EPS net loss of $0.19 per share; and non-GAAP EPS of $0.20 per diluted share, both exceeded guidance
  Raised full year revenue guidance

MINNEAPOLIS--(BUSINESS WIRE)--April 30, 2014--Digital River, Inc. (NASDAQ:DRIV), a leading global provider of Commerce-as-a-Service solutions, reported financial results for the first quarter of 2014.

First Quarter Ended March 31, 2014
GAAP Results
First quarter revenue totaled $97.8 million, exceeding management’s first quarter revenue guidance of $92.0 to $95.0 million. In 2013, first quarter revenue from continuing operations was $111.0 million.

First quarter 2014 GAAP net loss from continuing operations was $5.7 million or a net loss of $0.19 per share, exceeding management’s first quarter GAAP guidance of a net loss from continuing operations of $0.31 to $0.25 per share. In 2013, first quarter GAAP net loss from continuing operations was $10.7 million or a net loss of $0.33 per share.

Non-GAAP Results
First quarter 2014 non-GAAP net income from continuing operations was $6.2 million or $0.20 per diluted share, which exceeded management’s first quarter non-GAAP guidance of $0.08 to $0.12 per diluted share. In 2013, first quarter non-GAAP diluted net income from continuing operations was $13.3 million or $0.33 per diluted share.

“I am pleased to report we had a strong quarter and are starting to see the benefits of our transformation translate across our business and customer base,” said David Dobson, Digital River’s CEO. “As we continue to expand our relationships with existing customers, our commerce loyalty index is rising and gross volumes across our commerce business are growing. In addition, our payments business continues to deliver solid year-over-year topline growth. We believe these leading indicators are early evidence of the success of our technology investments, focus on our core businesses and improved execution.”

Repurchases
During the first quarter, the company repurchased $169.3 million in aggregate principal amount of its Convertible Senior Notes for $173.3 million in cash, excluding accrued interest. The company also repurchased $14.0 million of its common stock. All transactions of common stock took place in the open market.

Second Quarter and Full Year 2014 Guidance
Management’s forward-looking financial expectations for the second quarter of 2014 are as follows:

  Revenue, ranging from $84 to $87 million;
  GAAP EPS, ranging from a net loss of $0.33 to a net loss of $0.28 per share; and
  Non-GAAP EPS, ranging from a net loss of $0.07 to a net loss of $0.03 per share, using a 21 percent tax rate.

Management’s revised forward-looking financial expectations for the full year 2014 are as follows:

  Increased revenue, now ranging from $372 to $382 million;
  GAAP EPS, ranging from a net loss of $0.65 to a net loss of $0.52 per share; and
  Non-GAAP EPS, ranging from $0.41 to $0.51 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will host an open-access audio webcast and conference call today at 4:45 p.m. EDT to discuss first quarter 2014 financial results. The live audio webcast can be accessed on the Investor Relations (www.digitalriver.com/investorrelations) section of its corporate website. Alternatively, to listen to the live broadcast of the call, dial +1 (408) 427-3861 and use conference ID # 22020713. A webcast and audio replay of the presentation will be archived on Digital River’s corporate website.

About Digital River, Inc.
Backed by 20 years of e-commerce experience, Digital River is recognized as a leading global provider of Commerce-as-a-Service solutions. Companies of all sizes rely on Digital River’s multi-tenant, SaaS commerce, payments and marketing services to manage and grow their online businesses. In 2013, Digital River processed more than $30 billion in online transactions, connecting B2B and B2C digital products and cloud service companies as well as branded manufacturers with buyers across multiple devices and channels, and nearly every country in the world.

Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, read our Digital River blog, follow the company on Twitter or call +1 952-253-1234.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) from continuing operations is computed by adjusting GAAP pre-tax income from continuing operations as reported on the company’s statement of operations by adding back, when applicable, amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring related costs, litigation settlement related costs, acquisition and integration costs, realized and unrealized investment gains or losses, goodwill impairments, and one-time impacts of debt repurchases, net of a 21 percent tax rate. Non-GAAP diluted earnings per share from continuing operations is calculated using the “if-converted” method with respect to the issuance of the company’s Convertible Senior Notes. In computing non-GAAP diluted earnings per share from continuing operations, if an increase in earnings per share will not result, adjust non-GAAP net income from continuing operations to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share from continuing operations for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce and payments markets; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant technical initiatives; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2013. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements reflect management’s expectations as of April 30, 2014. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and online payments, progress with key partners, and other factors. The guidance assumes, among other things, that there are no material changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements or future guidance to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
First Quarter Results
(Unaudited, in thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets
	March 31,	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$309,717	$483,868
Short-term investments	82,156	115,652
Accounts receivable, net of allowance of $3,417 and $3,206	66,746	70,865
Deferred tax assets	1,518	1,479
Prepaid expenses and other	23,199	27,878
Total current assets	483,336	699,742
Property and equipment, net	51,480	53,770
Goodwill	137,766	139,318
Intangible assets, net	26,441	29,217
Long-term investments	57,580	56,023
Deferred income taxes	1,169	1,037
Other assets	1,212	2,067
Total assets	$758,984	$981,174
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$167,857	$187,635
Accrued payroll	12,714	20,058
Deferred revenue	4,945	6,904
Other current liabilities	44,968	55,899
Total current liabilities	230,484	270,496
Non-current liabilities
Convertible senior notes	135,225	295,795
Other liabilities	21,532	21,452
Total non-current liabilities	156,757	317,247
Total liabilities	387,241	587,743
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 50,603,707 and 50,074,977 shares issued	506	501
Treasury stock at cost; 17,950,133 and 16,910,883 shares	(442,400)	(424,416)
Additional paid-in capital	765,543	761,560
Retained earnings	45,670	51,254
Accumulated other comprehensive income (loss)	2,424	4,532
Stockholders' equity	371,743	393,431
Total liabilities and stockholders' equity	$758,984	$981,174

Digital River, Inc.
First Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended March 31,
	2014	2013
Revenue	$97,807	$111,021
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	18,152	22,006
Network and infrastructure	14,079	15,075
Sales and marketing	24,302	29,456
Product research and development	18,273	17,248
General and administrative	12,319	18,347
Goodwill impairment	-	21,249
Depreciation and amortization	6,358	5,000
Amortization of acquisition-related intangibles	2,171	1,928
Total costs and expenses	95,654	130,309
Income (loss) from operations	2,153	(19,288)
Interest income	619	596
Interest expense	(1,607)	(1,979)
Other income (expense), net	(323)	10,905
Loss on extinguishment of debt	(5,605)	-
Income (loss) from continuing operations before income taxes	(4,763)	(9,766)
Income tax expense (benefit)	954	921
Income (loss) from continuing operations	(5,717)	(10,687)
Income (loss) from discontinued operations, net of tax	133	(678)
Net Income (loss)	$(5,584)	$(11,365)

Income (loss) per share - basic
Income (loss) from continuing operations	$(0.19)	$(0.33)
Income (loss) from discontinued operations	0.01	(0.02)
Net income (loss) per share - basic	$(0.18)	$(0.35)

Income (loss) per share - diluted
Income (loss) from continuing operations	$(0.19)	$(0.33)
Income (loss) from discontinued operations	0.01	(0.02)
Net income (loss) per share - diluted	$(0.18)	$(0.35)
Shares used in per share calculation - basic	30,734	32,877
Shares used in per share calculation - diluted	30,734	32,877

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended March 31,
	2014	2013
GAAP net income (loss)	$(5,584)	$(11,365)
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-
Adjusted net income (loss) for GAAP EPS calculation	$(5,584)	$(11,365)

Net income (loss) per share - diluted	$(0.18)	$(0.35)
Shares used in per share calculation - diluted	30,734	32,877

Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	March months ended
	March 31,
	2014	2013
Operating Activities:
Net income (loss)	$(5,584)	$(11,365)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss (gain) on disposal of discontinued operations	(212)	-
Amortization of acquisition-related intangibles	2,171	1,928
Provision for doubtful accounts	179	327
Depreciation and amortization	6,358	5,030
Impairment of goodwill	-	21,249
Debt issuance cost amortization	346	430
Amortization of investment premiums	473	697
Loss (gain) on disposal of equipment	(472)	73
Gain on sale of investment	-	(11,067)
Loss on extinguishment of debt	5,605	-
Stock-based compensation expense	3,988	5,575
Deferred and other income taxes	(228)	(633)
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	4,151	(13,774)
Prepaid and other assets	2,245	2,172
Accounts payable	(19,060)	(1,197)
Deferred revenue	(2,174)	(1,646)
Income tax payable	850	716
Other current liabilities	(9,060)	(8,764)
Net cash provided by (used in) operating activities	(10,424)	(10,249)

Investing Activities:
Purchases of investments	(11,102)	(20,285)
Sales of investments	44,060	37,783
Cash received (paid) for cost method investments	(658)	33,177
Cash paid for acquisitions, net of cash received	-	(55,847)
Proceeds from sale of equipment	472	-
Purchases of equipment and capitalized software	(4,135)	(6,983)
Net cash provided by (used in) investing activities	28,637	(12,155)

Financing Activities:
Repurchase of senior convertible notes	(173,253)	(1,335)
Exercise of stock options	-	1,273
Repurchase of common stock	(14,024)	(11,181)
Repurchase of restricted stock to satisfy tax withholding obligation	(3,960)	(3,961)
Net cash provided by (used in) financing activities	(191,237)	(15,204)
Effect of exchange rate changes on cash	(1,127)	(4,501)
Net increase (decrease) in cash and cash equivalents	(174,151)	(42,109)
Cash and cash equivalents, beginning of period	483,868	542,851
Cash and cash equivalents, end of period	$309,717	$500,742

Cash paid for interest on convertible senior notes	$1,157	$55
Cash paid for income taxes	$1,657	$974

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
GAAP pre-tax income (loss) from continuing operations	$(9,766)	$(887)	$(8,241)	$(543)	$(19,437)
Add back amortization of acquisition-related intangibles	1,928	2,283	2,149	2,183	8,543
Add back stock-based compensation expense	5,575	6,379	4,341	4,273	20,568
Add back restructuring related costs	2,808	424	395	2,164	5,791
Add back litigation settlement related costs	-	312	-	45	357
Add back acquisition and integration costs	4,532	269	94	806	5,701
Add back realized investment loss (gain)	(11,067)	(6,459)	-	-	(17,526)
Add back goodwill impairment	21,249	-	-	-	21,249
Subtotal	15,259	2,321	(1,262)	8,928	25,246
Income tax expense (benefit) @ 21%	3,204	487	(264)	1,875	5,302
Non-GAAP income (loss) from continuing operations	12,055	1,834	(998)	7,053	19,944

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,233	-	-	1,214	79
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$13,288	$1,834	$(998)	$8,267	$20,023

Non-GAAP income (loss) from continuing operations per share - diluted	$0.33	$0.06	$(0.03)	$0.22	$0.61

Shares used in per share calculation - diluted	39,767	32,739	31,487	37,709	32,744

	Three months ended
	March 31,
	2014
GAAP pre-tax income (loss) from continuing operations	$(4,763)
Add back amortization of acquisition-related intangibles	2,171
Add back stock-based compensation expense	3,988
Add back restructuring related costs	221
Add back litigation settlement related costs	599
Add back loss on extinguishment of debt	5,605
Subtotal	7,821
Income tax expense (benefit) @ 21%	1,642
Non-GAAP income (loss) from continuing operations	6,179

Add back debt interest expense and issuance cost amortization, net of tax benefit	-
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$6,179

Non-GAAP income (loss) from continuing operations per share - diluted	$0.20

Shares used in per share calculation - diluted	31,418

Digital River, Inc.
Non-GAAP Reconciliations
(Unaudited, in thousands)

Breakdown of stock-based compensation expense
Three months
ended
March 31,
2014
Direct cost of services	$44
Network and infrastructure	382
Sales and marketing	1,002
Product research and development	912
General and administrative	1,648
Total	$3,988

Breakdown of restructuring related costs
Three months
ended
March 31,
2014
Direct cost of services	$-
Network and infrastructure	21
Sales and marketing	95
Product research and development	8
General and administrative	97
Total	$221

Breakdown of litigation settlement related costs
Three months
ended
March 31,
2014
Direct cost of services	$-
Network and infrastructure	-
Sales and marketing	-
Product research and development	-
General and administrative	599
Total	$599

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2013 Actual
	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
Commerce	$96.7	$74.3	$72.5	$84.7	$328.2
Payments	14.3	15.9	14.8	16.5	61.5
Total Revenue	$111.0	$90.2	$87.3	$101.2	$389.7

	2014 Actual
	Three months ended
	March 31,
	2014
Commerce	$81.2
Payments	16.6
Total Revenue	$97.8

	2014 Guidance
	Q2 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected Revenue	$84.0	$87.0	$372.0	$382.0

Non-GAAP Guidance Reconciliation
	Q2 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share from continuing operations - diluted	$(0.33)	$(0.28)	$(0.65)	$(0.52)
Add back amortization of acquisition-related intangibles, net of tax	0.06	0.06	0.22	0.22
Add back stock-based compensation expense, net of tax	0.13	0.13	0.48	0.48
Add back restructuring related costs, net of tax	-	-	0.01	0.01
Add back loss on extinguishment of debt, net of tax	-	-	0.14	0.14
Add back litigation settlement related costs, net of tax	-	-	0.02	0.02
Tax variability	0.07	0.06	0.19	0.16
Expected non-GAAP diluted net income (loss) per share	$(0.07)	$(0.03)	$0.41	$0.51

Projected Shares Used in Per Share Calculation
	Q2 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance

Shares used in per share calculation - GAAP diluted	30,359	30,359	30,599	30,599
Shares used in per share calculation - non-GAAP diluted	30,359	30,359	31,220	31,220

CONTACT:
Digital River, Inc.
Investor Relations:
Melissa Fisher, 952-225-3351
Vice President, Corporate Development, Investor Relations and Treasury
investorrelations@digitalriver.com
or
Media Relations:
Gerri Dyrek, 952-225-3719
Group Vice President, Corporate Communications
publicrelations@digitalriver.com